PaineWebber S&P 500 Index Fund
                               51 West 52nd Street
                          New York, New York 10019-6114


                       STATEMENT OF ADDITIONAL INFORMATION

      PaineWebber S&P 500 Index Fund is a diversified series of PaineWebber Index Trust ("Trust"), a professionally managed open-end management investment company.

      The fund's investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"). As the fund's distributor, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of fund shares.

      Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain an additional copy of the fund's Annual Report by calling toll-free 1-800-647-1568.

      This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus dated September 30, 1999. A copy of the Prospectus may be obtained by calling any PaineWebber Financial Advisor or correspondent firm. This SAI is dated September 30, 1999.






                          TABLE OF CONTENTS
                                                                            PAGE

The Fund and Its Investment Policies...................................       2
The Fund's Investments, Related Risks and Limitations..................       2
Strategies Using Derivative Instruments................................       7
Organization; Trustees, Officers and Principal Holders of Securities...      13
Investment Advisory, Administration and Distribution Arrangements......      20
Portfolio Transactions.................................................      24
Reduced Sales Charges, Additional Exchange and Redemption Information
   and Other Services..................................................      26
Valuation of Shares....................................................      31
Performance Information................................................      31
Taxes..................................................................      34
Other Information......................................................      35
FinancialStatements......................................................    37

                      THE FUND AND ITS INVESTMENT POLICIES

      The fund's investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), before fees and expenses. The fund seeks to achieve its objective by investing substantially all of its assets in common stocks issued by companies in the S&P 500 Index and in related derivatives, such as options and futures contracts, that simulate investment in the Index. The fund invests at least 65% of its total assets in a substantial majority of the common stocks issued by companies represented in the S&P 500 Index.

      The fund invests in substantially all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index and, ordinarily, invests in at least 450 stocks that are represented in the Index. If the fund experiences exceptional levels of purchases or redemptions, the fund may be delayed in rebalancing its portfolio to reflect the weightings of the common stocks reflected in the Index or may hold less than 450 stocks of the Index. The fund will be rebalanced as soon as practicable to reflect the common stock weightings represented in the Index and may use derivative instruments to replicate the weightings of the Index in the interim. From time to time, adjustments may be made in the fund's investments because of changes in the composition of the Index. The fund will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the weighting of that particular industry in the S&P 500 Index.

      The fund attempts to achieve a correlation, over time, between the performance of its investments and that of the S&P 500 Index of at least 0.95, before deduction of fees and expenses. A correlation of 1.00 would represent perfect correlation between the fund's performance and that of the Index. The performance of the fund versus that of the Index is compared at least weekly. If an unexpected tracking error develops, the fund's portfolio will be rebalanced to bring it into line with the Index. There can be no assurance that the fund will achieve its expected results.

      The fund is authorized to invest up to 35% of its total assets in cash or money market instruments, although it expects these investments will represent a much smaller portion of its total assets under normal circumstances. The fund may invest up to 15% of its net assets in illiquid securities. It may purchase securities on a when-issued basis and may purchase or sell securities for delayed delivery. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its assets. The fund may borrow money for temporary or emergency purposes in an amount up to 33 1/3 % of its total assets, including reverse repurchase agreements. The fund also may invest in securities of other investment companies.

            THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

      The following supplements the information contained in the Prospectus concerning the fund's investment policies and limitations. Except as indicated in the Prospectus or this SAI, there are no policy limitations on the fund's ability to use the investments or techniques discussed in these documents.

      EQUITY SECURITIES. Equity securities (referred to as "stocks" in the Prospectus) include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depository receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

      Preferred stock has certain fixed income features, like a bond, but actually it is equity that is senior to a company's common stock. Convertible securities may include debentures, notes and preferred equity securities, that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Depository receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

      While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment


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in a company.  It is possible  that the fund may  experience  a  substantial  or complete loss on an individual equity investment.

      MONEY MARKET INSTRUMENTS. The fund may invest in money market instruments for temporary purposes or for cash management purposes. These instruments are short-term debt obligations and similar securities and include: (1) securities issued or guaranteed as to interest and principal by the U.S. government or one of its agencies or instrumentalities; (2) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers, (3) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (4) repurchase agreements; and (5) investment company securities. Money market instruments include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. In addition, the fund may hold cash and may invest in participation interests in the money market securities mentioned above without limitation.

      INVESTING IN FOREIGN SECURITIES. To the extent the fund holds U.S. dollar-denominated securities of foreign issuers, the securities may not be registered with the Securities and Exchange Commission ("SEC"), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

      Investing in foreign securities involves more risks than investing in the United States. The value of foreign securities is subject to social, economic and political developments in the countries where the companies operate and to changes in foreign currency values, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that have begun using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

      The fund may invest in foreign securities only if the securities are traded in the U.S. directly or through American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. For purposes of the fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

      ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

      Investment income on certain foreign securities in which the fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the fund would be subject.

      REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The fund maintains custody of the underlying obligations prior to their
repurchase,   either  through  its  regular   custodian  or  through  a  special


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"tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins to present minimum credit risks.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to the fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks and securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

      Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

      ILLIQUID SECURITIES. The term "illiquid securities" for purposes of the Prospectus and SAI means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the fund's board. The assets used as cover for over-the-counter options written by the fund will be considered illiquid unless the over-the-counter options are sold to qualified dealers who agree that the fund may repurchase any over-the-counter options they write at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. To the extent the fund invests in illiquid securities, it may not be able to readily liquidate such investments and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

      Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

      However, not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not


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seek to sell these  instruments  to the general  public,  but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of that Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of such securities promptly or at favorable prices.

      The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

      LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. The fund may reinvest cash collateral in money market instruments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

      Pursuant to procedures adopted by the board governing the fund's securities lending program, PaineWebber has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber has acted as lending agent. PaineWebber also has been approved as a borrower under the fund's securities lending program.

      WARRANTS. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase a security on a when-issued basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to or by the fund later than the normal settlement date for such securities at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or


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delayed  delivery  obligation,  it  immediately  assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring or missing an opportunity to make an alternative investment. Depending on market conditions, the fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the fund's total assets, including the value of when-issued and delayed delivery securities held by the fund, exceeds its net assets.

      A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. When the fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment The fund may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in a gain or loss to the fund.

      SEGREGATED ACCOUNTS. When the fund enters into certain transactions to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis and reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions. As described below under "Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options and futures contracts.

      INVESTMENT LIMITATIONS OF THE FUND

      FUNDAMENTAL INVESTMENT LIMITATIONS. The following fundamental investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the fund's shares present at a shareholders' meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

      The fund will not:

          (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

          The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

          (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and provided that the fund will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the weighting of that particular industry in the S&P 500 Index.

          (3) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940, as amended ("Investment Company Act") and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

          (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

          (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

          (6) purchase  or   sell  real  estate,   except  that  investments  in
    securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

          (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      NON-FUNDAMENTAL   LIMITATIONS.  The  following  investment  restrictions
are non-fundamental and may be changed by the vote of the board without shareholder approval.

      The fund will not:

          (1) invest more than 15% of its net assets in illiquid securities.

          (2) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

          (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (4) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (5) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act or under the terms of an exemptive order granted by the SEC and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

                     STRATEGIES USING DERIVATIVE INSTRUMENTS

      GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. The fund may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts. The fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the fund are described below.

      The fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

      OPTIONS ON SECURITIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

      OPTIONS ON SECURITIES INDICES. A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

      SECURITIES INDEX FUTURES CONTRACTS. A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

      OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

      GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The fund may use Derivative Instruments to simulate full investment in the S&P 500 Index while retaining a cash balance for management purposes, such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses. As part of its use of Derivative Instruments for the cash management purposes, the fund may attempt to reduce the risk of adverse price movements ("hedge") in the securities of the S&P 500 Index while investing cash received from investor purchases of fund shares or selling securities to meet shareholder redemptions. The fund may also use Derivative Instruments to reduce transaction costs and to facilitate trading.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund's portfolio. Thus, in a short hedge the fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

      Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

      Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad stock market sectors.

      The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, the fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."

      In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Mitchell Hutchins may utilize these opportunities for the fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

           (1) There might be imperfect correlation between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

           (2) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

           (3) As described below, the fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. The fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

      COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of the fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

      OPTIONS. The fund may purchase put and call options, and write (sell) covered put or call options on securities in which it invests and indices of those securities. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. The fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to the securities in the S&P 500 Index without purchasing or selling the underlying securities. Writing covered put or call options can enable the fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by the fund would be considered illiquid to the extent described under "The Fund's Investments, Related Risks and Limitations--Illiquid Securities."

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contract to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration.
Options that expire unexercised have no value.

      The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

      The fund may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities (stocks) are exchange-traded. Exchange markets for options on bonds exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

      The fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the fund will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the fund, there is no assurance that the fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

      If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      LIMITATIONS ON THE USE OF OPTIONS. The fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

     (1) The fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

     (2) The aggregate value of securities underlying put options written by the fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

     (3) The aggregate premiums paid on all options (including options on securities, securities indices and futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

      FUTURES. The fund may purchase and sell futures contracts that are related to securities in which it is permitted to invest, such as securities index futures contracts. The fund may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, the fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When the fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If the fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The fund's use of futures and related options is governed by the following guidelines, which can be changed by its board without shareholder vote:

     (1) To the extent the fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of its net assets.

     (2) The aggregate premiums paid on all options (including options on securities, securities indices and futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

     (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the fund will not exceed 5% of its total assets.


     ORGANIZATION; TRUSTEES, OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

      The Trust was formed on May 27, 1997 as a business trust under the laws of Delaware. The Trust has one operating series and is governed by a board of trustees which is authorized to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.

      The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:


  NAME AND ADDRESS; AGE    POSITION WITH TRUST    BUSINESS EXPERIENCE; OTHER
                                                         DIRECTORSHIPS

Margo N. Alexander*+; 52       Trustee and     Mrs.    Alexander   is   chairman
                                President      (since   March    1999),    chief
                                               executive  officer and a director
                                               of   Mitchell   Hutchins   (since
                                               January  1995),  and an executive
                                               vice  president and a director of
                                               PaineWebber  (since  March 1984).
                                               Mrs. Alexander is president and a
                                               director   or   trustee   of   32
                                               investment  companies  for  which
                                               Mitchell Hutchins, PaineWebber or
                                               one of their affiliates serves as
                                               investment adviser.
Richard Q. Armstrong; 64         Trustee       Mr.  Armstrong  is  chairman  and
R.Q.A. Enterprises                             principal  of R.Q.A.  Enterprises
One Old Church Road                            (management    consulting   firm)
Unit #6                                        (since  April 1991 and  principal
Greenwich, CT 06830                            occupation   since  March  1995).
                                               Mr. Armstrong was chairman of the
                                               board,  chief  executive  officer
                                               and   co-owner   of    Adirondack
                                               Beverages      (producer      and
                                               distributor  of soft  drinks  and
                                               sparkling/still  waters) (October
                                               1993-March   1995).   He   was  a
                                               partner   of  The   New   England
                                               Consulting   Group    (management
                                               consulting     firm)    (December
                                               1992-September   1993).   He  was
                                               managing  director  of LVMH  U.S.
                                               Corporation  (U.S.  subsidiary of
                                               the    French     luxury    goods
                                               conglomerate,  Louis Vuitton Moet
                                               Hennessey            Corporation)
                                               (1987-1991)  and  chairman of its
                                               wine  and   spirits   subsidiary,
                                               Schieffelin  &  Somerset  Company
                                               (1987-1991).  Mr.  Armstrong is a
                                               director   or   trustee   of   31
                                               investment  companies  for  which
                                               Mitchell Hutchins, PaineWebber or
                                               one of their affiliates serves as
                                               investment adviser.

  NAME AND ADDRESS; AGE    POSITION WITH TRUST    BUSINESS EXPERIENCE; OTHER
                                                         DIRECTORSHIPS

E. Garrett Bewkes,             Trustee and     Mr.   Bewkes  is  a  director  of
Jr.**+; 73                   Chairman of the   Paine  Webber  Group  Inc.   ("PW
                            Board of Trustees  Group")   (holding   company   of
                                               PaineWebber      and     Mitchell
                                               Hutchins).   Prior  to   December
                                               1995,  he was a consultant  to PW
                                               Group.  Prior  to  1988,  he  was
                                               chairman of the board,  president
                                               and chief  executive  officer  of
                                               American  Bakeries  Company.  Mr.
                                               Bewkes   is   a    director    of
                                               Interstate Bakeries  Corporation.
                                               Mr.   Bewkes  is  a  director  or
                                               trustee    of    35    investment
                                               companies   for  which   Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their   affiliates    serves   as
                                               investment adviser.

Richard R. Burt; 52              Trustee       Mr.   Burt  is  chairman  of  IEP
1275 Pennsylvania Ave., N.W.                   Advisors,   Inc.   (international
Washington, DC 20004                           investments and consulting  firm)
                                               (since  March 1994) and a partner
                                               of     McKinsey     &     Company
                                               (management    consulting   firm)
                                               (since   1991).   He  is  also  a
                                               director                       of
                                               Archer-Daniels-Midland        Co.
                                               (agricultural      commod-ities),
                                               Hollinger    International    Co.
                                               (publishing),   Homestake  Mining
                                               Corp.  (gold mining),  Powerhouse
                                               Technologies    Inc.    (provides
                                               technology    to    gaming    and
                                               wagering  industry)  and  Weirton
                                               Steel Corp.  (makes and  finishes
                                               steel   products).   He  was  the
                                               chief     negotiator    in    the
                                               Strategic  Arms  Reduction  Talks
                                               with  the  former   Soviet  Union
                                               (1989-1991)    and    the    U.S.
                                               Ambassador    to   the    Federal
                                               Republic of Germany  (1985-1989).
                                               Mr.   Burt  is  a   director   or
                                               trustee    of    31    investment
                                               companies   for  which   Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their   affiliates    serves   as
                                               investment adviser.

Mary C. Farrell**+; 49           Trustee       Ms.   Farrell   is   a   managing
                                               director,    senior    investment
                                               strategist   and  member  of  the
                                               Investment  Policy  Committee  of
                                               PaineWebber.  Ms.  Farrell joined
                                               PaineWebber  in  1982.  She  is a
                                               member of the  Financial  Women's
                                               Association and Women's  Economic
                                               Roundtable   and   appears  as  a
                                               regular  panelist  on Wall $treet
                                               Week  with  Louis  Rukeyser.  She
                                               also   serves  on  the  Board  of
                                               Overseers     of     New     York
                                               University's   Stern   School  of
                                               Business.   Ms.   Farrell   is  a
                                               director   or   trustee   of   23
                                               investment  companies  for  which
                                               Mitchell  Hutchins,   PaineWebber
                                               or   one  of   their   affiliates
                                               serves as investment adviser.

  NAME AND ADDRESS; AGE    POSITION WITH TRUST    BUSINESS EXPERIENCE; OTHER
                                                         DIRECTORSHIPS

Meyer Feldberg; 57               Trustee       Mr.    Feldberg   is   Dean   and
Columbia University                            Professor  of  Management  of the
101 Uris Hall                                  Graduate   School  of   Business,
New York, NY 10027                             Columbia  University.   Prior  to
                                               1989,  he  was  president  of the
                                               Illinois       Institute       of
                                               Technology.   Dean   Feldberg  is
                                               also  a  director  of   Primedia,
                                               Inc.   (publishing),    Federated
                                               Department      Stores,      Inc.
                                               (operator of  department  stores)
                                               and  Revlon,  Inc.   (cosmetics).
                                               Dean  Feldberg  is a director  or
                                               trustee    of    34    investment
                                               companies   for  which   Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their   affiliates    serves   as
                                               investment adviser.

George W. Gowen; 70              Trustee       Mr.  Gowen  is a  partner  in the
666 Third Avenue                               law    firm    of     Dunnington,
New York, NY 10017                             Bartholow & Miller.  Prior to May
                                               1994, he was a partner in the law
                                               firm of Fryer,  Ross & Gowen. Mr.
                                               Gowen is a director or trustee of
                                               34 investment companies for which
                                               Mitchell Hutchins, PaineWebber or
                                               one of their affiliates serves as
                                               investment adviser.

Frederic V. Malek; 62            Trustee       Mr.  Malek is  chairman of Thayer
1455 Pennsylvania Ave., N.W.                   Capital    Partners     (merchant
Suite 350                                      bank).   From   January  1992  to
Washington, DC 20004                           November  1992,  he was  campaign
                                               manager of Bush-Quayle  `92. From
                                               1990  to   1992,   he  was   vice
                                               chairman  and, from 1989 to 1990,
                                               he  was  president  of  Northwest
                                               Airlines   Inc.   and  NWA   Inc.
                                               (holding   company  of  Northwest
                                               Airlines  Inc.).  Prior  to 1989,
                                               he was  employed by the  Marriott
                                               Corporation              (hotels,
                                               restaurants,   airline   catering
                                               and contract  feeding),  where he
                                               most  recently  was an  executive
                                               vice  president  and president of
                                               Marriott Hotels and Resorts.  Mr.
                                               Malek  is  also  a  director   of
                                               Aegis    Communications,     Inc.
                                               (tele-services),         American
                                               Management     Systems,      Inc.
                                               (management     consulting    and
                                               computer    related    services),
                                               Automatic Data  Processing,  Inc.
                                               (computing services),  CB Richard
                                               Ellis,    Inc.    (real    estate
                                               services),    FPL   Group,   Inc.
                                               (electric    services),    Global
                                               Vacation     Group      (packaged
                                               vacations),  HCR/Manor Care, Inc.
                                               (health   care)   and   Northwest
                                               Airlines  Inc.  Mr.  Malek  is  a
                                               director   or   trustee   of   31
                                               investment  companies  for  which
                                               Mitchell  Hutchins,   PaineWebber
                                               or   one  of   their   affiliates
                                               serves as investment adviser.

  NAME AND ADDRESS; AGE    POSITION WITH TRUST    BUSINESS EXPERIENCE; OTHER
                                                         DIRECTORSHIPS

Carl W. Schafer; 63              Trustee       Mr.  Schafer is  president of the
66 Witherspoon Street,                         Atlantic  Foundation  (charitable
#1100                                          foundation    supporting   mainly
Princeton, NJ 08542                            oceanographic   exploration   and
                                               research).  He is a  director  of
                                               Base    Ten     Systems,     Inc.
                                               (software),    Roadway   Express,
                                               Inc.  (trucking),   The  Guardian
                                               Group  of   Mutual   Funds,   the
                                               Harding,   Loevner  Funds,  Evans
                                               Systems,   Inc.   (motor   fuels,
                                               convenience       store       and
                                               diversified company),  Electronic
                                               Clearing House,  Inc.  (financial
                                               transactions         processing),
                                               Frontier  Oil   Corporation   and
                                               Nutraceutix,                 Inc.
                                               (biotech-nology  company).  Prior
                                               to January  1993, he was chairman
                                               of   the   Investment    Advisory
                                               Committee  of the  Howard  Hughes
                                               Medical  Institute.  Mr.  Schafer
                                               is a  director  or  trustee of 31
                                               investment  companies  for  which
                                               Mitchell  Hutchins,   PaineWebber
                                               or   one  of   their   affiliates
                                               serves as investment adviser.

Brian M. Storms*+; 45            Trustee       Mr.   Storms  is  president   and
                                               chief   operating    officer   of
                                               Mitchell  Hutchins  (since  March
                                               1999).  Prior to March  1999,  he
                                               was   president   of   Prudential
                                               Investments  (1996-1999).   Prior
                                               to joining  Prudential,  he was a
                                               managing   director  at  Fidelity
                                               Investments.   Mr.  Storms  is  a
                                               director   or   trustee   of   31
                                               investment  companies  for  which
                                               Mitchell  Hutchins,   PaineWebber
                                               or   one  of   their   affiliates
                                               serves as investment adviser.

T. Kirkham Barneby*; 53      Vice President    Mr.   Barneby   is  a   managing
                                               director  and  chief  investment
                                               officer -           quantitative
                                               investments      of     Mitchell
                                               Hutchins.   Prior  to  September
                                               1994,   he  was  a  senior  vice
                                               president   at  Vantage   Global
                                               Management.  Mr.  Barneby  is  a
                                               vice    president    of    seven
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.

John J. Lee**; 31          Vice President and  Mr. Lee is a vice  president  and
                           Assistant Treasurer a  manager  of  the  mutual  fund
                                               finance  department  of  Mitchell
                                               Hutchins.   Prior  to   September
                                               1997,  he was an audit manager in
                                               the financial  services  practice
                                               of Ernst & Young LLP.  Mr. Lee is
                                               a vice  president  and  assistant
                                               treasurer   of   32    investment
                                               companies   for  which   Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their  affiliates  serves  as  an
                                               investment adviser.

  NAME AND ADDRESS; AGE    POSITION WITH TRUST    BUSINESS EXPERIENCE; OTHER
                                                         DIRECTORSHIPS

Kevin J. Mahoney**; 34       Vice President    Mr.  Mahoney   is  a  first  vice
                             and Assistant     president  and    senior  manager
                               Treasurer       of  the  mutual    fund   finance
                                               department        of     Mitchell
                                               Hutchins.   From     August  1996
                                               through  March 1999,   he was the
                                               manager  of  the    mutual   fund
                                               internal   control     group   of
                                               Salomon Smith Barney.    Prior to
                                               August   1996,    he     was   an
                                               associate     and       assistant
                                               treasurer     for       BlackRock
                                               Financial    Management      L.P.
                                               Mr. Mahoney     is      a    vice
                                               president     and       assistant
                                               treasurer   of  32     investment
                                               companies  for    which  Mitchell
                                               Hutchins,    PaineWebber  or  one
                                               of   their  affiliates  serves as
                                               investment adviser.

Ann E. Moran**; 42         Vice President and  Ms.  Moran  is a  vice  president
                           Assistant Treasurer and a manager of the mutual  fund
                                               finance  department  of  Mitchell
                                               Hutchins.  Ms.  Moran  is a  vice
                                               president      and      assistant
                                               treasurer   of   32    investment
                                               companies   for  which   Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their   affiliates    serves   as
                                               investment adviser.

Dianne E. O'Donnell**; 47  Vice President and  Ms.  O'Donnell  is a senior  vice
                                Secretary      president   and  deputy   general
                                               counsel  of  Mitchell   Hutchins.
                                               Ms.    O'Donnell    is   a   vice
                                               president  and  secretary  of  31
                                               investment  companies  and a vice
                                               president      and      assistant
                                               secretary   of   one   investment
                                               company   for   which    Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their   affiliates    serves   as
                                               investment adviser.

Emil Polito*; 38             Vice President    Mr.   Polito  is  a  senior  vice
                                               president    and    director   of
                                               operations    and   control   for
                                               Mitchell Hutchins.  Mr. Polito is
                                               a    vice    president    of   32
                                               investment  companies  for  which
                                               Mitchell  Hutchins,   PaineWebber
                                               or   one  of   their   affiliates
                                               serves as investment adviser.

Victoria E. Schonfeld**;     Vice President    Ms.   Schonfeld   is  a  managing
48                                             director  and general  counsel of
                                               Mitchell   Hutchins   (since  May
                                               1994) and a senior vice president
                                               of PaineWebber (since July 1995).
                                               Ms. Schonfeld is a vice president
                                               of 31 investment  companies and a
                                               vice  president  and secretary of
                                               one investment  company for which
                                               Mitchell Hutchins, PaineWebber or
                                               one of their affiliates serves as
                                               investment adviser.

Paul H. Schubert**; 36     Vice President and  Mr.  Schubert  is a  senior  vice
                                Treasurer      president  and  director  of  the
                                               mutual  fund  finance  department
                                               of   Mitchell    Hutchins.    Mr.
                                               Schubert is a vice  president and
                                               treasurer   of   32    investment
                                               companies   for  which   Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their   affiliates    serves   as
                                               investment adviser.

  NAME AND ADDRESS; AGE    POSITION WITH TRUST    BUSINESS EXPERIENCE; OTHER
                                                         DIRECTORSHIPS

Barney A. Taglialatela**;  Vice President and  Mr.   Taglialatela   is  a   vice
38                         Assistant Treasurer president  and a  manager  of the
                                               mutual  fund  finance  department
                                               of  Mitchell  Hutchins.  Prior to
                                               February  1995,  he was a manager
                                               of  the   mutual   fund   finance
                                               division of Kidder  Peabody Asset
                                               Management,        Inc.       Mr.
                                               Taglialatela  is a vice president
                                               and  assistant  treasurer  of  32
                                               investment  companies  for  which
                                               Mitchell  Hutchins,   PaineWebber
                                               or   one  of   their   affiliates
                                               serves as investment adviser.

Keith A. Weller**; 38      Vice President and  Mr.   Weller  is  a  first   vice
                           Assistant Secretary president and  associate  general
                                               counsel  of  Mitchell   Hutchins.
                                               Prior  to  May  1995,  he  was an
                                               attorney  in  private   practice.
                                               Mr.  Weller  is a vice  president
                                               and  assistant  secretary  of  31
                                               investment  companies  for  which
                                               Mitchell  Hutchins,   PaineWebber
                                               or   one  of   their   affiliates
                                               serves as investment adviser.

* The business address of each listed person is 51 West 52nd Street, New York, New York 10019-6114.

** The business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

+ Mrs.  Alexander,  Mr.  Bewkes,  Ms.  Farrell and   Mr. Storms are  "interested
  persons" of the fund as defined in the  Investment    Company Act by virtue of
  their positions with Mitchell Hutchins, PaineWebber, and/or PW Group.


      The Trust pays trustees who are not "interested persons" of the Trust $1,000 for each series and $150 per series for each board meeting and each separate meeting of a board committee. The Trust has only one operating series and thus pays each such trustee $1,000 annually, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers own in the aggregate less than 1% the outstanding shares of the fund. Because PaineWebber and Mitchell Hutchins perform substantially all the services necessary for the operation of the Trust and the fund, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.

      The table below includes certain information related to the compensation of the current trustees who held office with the Trust during the fiscal year ended May 31, 1999 and the compensation of those trustees from all PaineWebber funds during the 1998 calendar year.


                               COMPENSATION TABLE+

                                    AGGREGATE         TOTAL
                                  COMPENSATION    COMPENSATION
        NAME OF PERSON, POSITION    FROM THE     FROM THE TRUST
                                      TRUST*      AND THE FUND
                                                    COMPLEX**

       Richard Q. Armstrong,
         Trustee...................  $1,810        $101,372
       Richard R. Burt,
         Trustee...................   1,780        $101,372
       Meyer Feldberg,
         Trustee...................   2,470        $116,222
       George W. Gowen,
         Trustee...................   1,660        $108,272
       Frederic V. Malek,
         Trustee...................   1,810        $101,372
       Carl W. Schafer,
         Trustee...................   1,810        $101,372
--------------------
   Only independent trustees are compensated by the PaineWebber funds and identified above; trustees who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the funds.

* Represents fees paid to each trustee indicated for the fiscal year ended May 31, 1999.

** Represents  total  compensation  paid during the calendar year ended December
   31, 1998, to each trustee by 31 investment companies (33 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser. No fund within the PaineWebber fund complex has a bonus, pension, profit sharing or retirement plan.

      PRINCIPAL HOLDERS OF SECURITIES. As of August 31, 1999, the records of the Trust indicate that no shareholder owned 5% or more of a class of shares of the fund:

                       INVESTMENT ADVISORY, ADMINISTRATION
                          AND DISTRIBUTION ARRANGEMENTS

      INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator to the fund pursuant to a contract ("Advisory Contract") with the Trust dated October 14, 1997. Under the Advisory Contract, the fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.20% of average daily net assets.

      During the fiscal year ended May 31, 1999 and the period December 31, 1997 (commencement of operations) to May 31, 1998, Mitchell Hutchins earned (or accrued) advisory fees in the amounts of $49,416 and $8,340, respectively (all of which was waived).

      Under the terms of the  Advisory  Contract,  the fund  bears all  expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. Expenses borne by the fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees and officers who are not interested persons (as defined in the Investment Company Act) of the Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses;
(7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers;
(18) costs of mailing, stationery and communications equipment; (19) expenses incident to any dividend, withdrawal or redemption options; (20) charges and expenses of any outside pricing service used to value portfolio securities; (21) interest on borrowings of the fund; and (22) fees or expenses related to license agreements with respect to securities indices.

      Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the fund.

      SECURITIES LENDING. During the year ended May 31, 1999, the fund did not lend its portfolio securities and thus did not pay (or accrue) any fees to PaineWebber for its services as securities lending agent.

      NET ASSETS. The following table shows the approximate net assets as of August 31, 1999, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                       NET ASSETS
                  INVESTMENT CATEGORY                    $ MIL
          Domestic (excluding Money Market).......     $ 7,939.9
          Global..................................       4,537.1
          Equity/Balanced.........................       7,677.7
          Fixed Income (excluding Money Market)...       4,799.3
                Taxable Fixed Income..............       3,290.8
                Tax-Free Fixed Income.............       1,508.5
          Money Market Funds......................      35,356.5


      PERSONAL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of PaineWebber funds and other Mitchell Hutchins advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.

      DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each class of shares of the fund under separate distribution contracts with the Trust ("Distribution Contracts") that require Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber relating to each class of shares ("Exclusive Dealer Agreements"), PaineWebber and its correspondent firms sell the fund's shares.

      Under separate plans of distribution pertaining to the Class A shares and Class C shares adopted by the Trust in the manner prescribed under Rule 12b-1 under the Investment Company Act ("Class A Plan" and "Class C Plan," collectively, "Plans"), the fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of Class A and Class C shares of the fund. Under the Class C Plan, the fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly at the annual rate of 0.75% of the average daily net assets of the Class C shares. The fund pays Mitchell Hutchins no distribution fees with respect to its Class A shares. There is no distribution plan with respect to Class Y shares and the fund pays no service or distribution fees with respect to its Class Y shares.

      Mitchell Hutchins uses the service fees under the Plans for Class A and C shares primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the fund by PaineWebber clients. PaineWebber then compensates its Financial Advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

      Mitchell Hutchins uses the distribution fees under the Class C Plan to:

      o Offset the commissions it pays to PaineWebber for selling each fund's Class C shares.

      o Offset the fund's marketing costs attributable to such class, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

      PaineWebber compensates Financial Advisors when Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from any of the funds or investors at the time C shares are bought.

      Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

      The Plans and the related Distribution Contracts for Class A and Class C shares specify that the fund must pay service and distribution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of a Plan will be Mitchell Hutchins' sole responsibility and not that of the fund. Annually, the board reviews the Plan and Mitchell Hutchins' corresponding expenses for each class separately from the Plan and expenses of the other class.

      Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the board at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class and (4) while the Plan remains in effect, the selection and nomination of trustees who are not "interested persons" of the Trust shall be committed to the discretion of the trustees who are not "interested persons" of the Trust.

      In reporting amounts expended under the Plan to the board, Mitchell Hutchins allocates expenses attributable to the sale of each class of the fund's shares to such class based on the ratio of sales of shares of such class to the sales of all classes of shares. The fees paid by one class of the fund's shares will not be used to subsidize the sale of another class of the fund's shares.

      For the fiscal year ended May 31, 1999, the fund paid (or accrued) to Mitchell Hutchins service fees of $19,281 under the Class A Plan and service and distribution fees of $73,122 under the Class C Plan.

      Mitchell   Hutchins   estimates  that  it  and  its  parent   corporation,
PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the fund during the fiscal year ended May 31, 1999:

                                                  S&P 500 INDEX FUND
        CLASS A
        Marketing and advertising..............          $33,699
        Amortization of commissions............                0
        Printing of prospectuses and SAIs......              441
        Branch network costs allocated and
          interest expense.....................           19,810
        Service fees paid to PaineWebber
          Financial Advisors...................            7,333

        CLASS C
        Marketing and advertising..............          $34,239
        Amortization of commissions............           21,231
        Printing of prospectuses and SAIs......              448
        Branch network costs allocated and
          interest expense.....................           13,890
        Service fees paid to PaineWebber
          Financial Advisors...................            7,077


      In approving the fund's overall Flexible PricingSM system of distribution, the board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund's shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

      In approving the Class A Plan, the board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

      In approving the Class C Plan, the board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from the fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth to the fund than might otherwise be the case, (4) the advantage to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth,
(5) the services provided to the fund and its shareholders by Mitchell Hutchins,
(6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

      With respect to each Plan, the board considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The board also considered the benefits that would accrue to Mitchell Hutchins under the Plan in that Mitchell Hutchins would receive service, distribution (where applicable) and advisory fees that are calculated based upon a percentage of the average net assets of the fund and would increase if the Plan were successful and the fund attained and maintained significant asset levels.

      Under the Distribution Contract between the fund and Mitchell Hutchins for the Class A shares for the periods set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer.

                                       FISCAL YEAR ENDED    FISCAL PERIOD ENDED
                                          MAY 31, 1999          MAY 31, 1998*

      Earned..........................       $75,471          $   0
      Retained........................        47,086              0

      ------------------
      *     The period December 31, 1997 (commencement of operations) to
            May 31, 1998.

      Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of fund shares for the fiscal year ended May 31, 1999:


              Class A................................$    0
              Class C................................ 3,213


                             PORTFOLIO TRANSACTIONS

      Subject to policies established by the board, Mitchell Hutchins is responsible for the execution of the fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins generally seeks to obtain the best net results for the fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Mitchell Hutchins generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions, through which some equity securities and most debt securities are traded, generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The fund may invest in securities traded in the over-the-counter market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. For the fiscal year ended May 31, 1999 and the period December 31, 1997 (commencement of operations) to May 31, 1998, the fund paid $17,687 and $4,199 in brokerage commissions, respectively.

      The fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through PaineWebber. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to PaineWebber are reasonable and fair. Specific provisions in the Advisory Contract authorize PaineWebber to effect portfolio transactions for the fund on a national securities exchange of which it is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal year ended May 31, 1999 and the period December 31, 1997 (commencement of operations) to May 31, 1998, the fund paid no brokerage commissions to PaineWebber or any other affiliate of Mitchell Hutchins.

      Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The fund's procedures in selecting FCMs to execute its transactions in futures contracts, including procedures permitting the use of PaineWebber, are similar to those in effect with respect to brokerage transactions in securities.

      In selecting brokers, Mitchell Hutchins will consider the full range and quality of a broker's services. Consistent with the interests of the fund and subject to the review of the board, Mitchell Hutchins may cause the fund to purchase and sell portfolio securities through brokers who provide Mitchell Hutchins with brokerage or research services. The fund may pay those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the fund and its other clients.

      Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminar, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons and government representatives.

      For the fiscal year ended May 31, 1999, Mitchell Hutchins directed $90,464 in portfolio transactions to brokers chosen because they provided research services, for which the fund paid $125 in commissions.

      For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight were attributed to the services provided by the executing dealer. Mitchell Hutchins may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

      Research services and information received from brokers or dealers are supplemental to Mitchell Hutchins' own research efforts and, when utilized, are subject to internal analysis before being incorporated into their own investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

      Investment decisions for the fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and the other account(s) as to amount according to a formula deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

      The fund will not purchase securities that are offered in underwritings in which PaineWebber is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the fund.

      PORTFOLIO TURNOVER. The fund's annual portfolio turnover rate may vary greatly from year to year, but will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the fiscal year ended May 31, 1999 and the period December 31, 1997 (commencement of operations) to May 31, 1998, the fund's portfolio turnover rates were 62% and 1%, respectively.

          REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

      WAIVERS OF SALES CHARGES/CONTINGENT DEFERRED SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

      o      Purchase   shares  through a   variable   annuity   offered only to
             qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed l% of the amount invested;

      o Acquire shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived;

      o Acquire shares in connection with a reorganization pursuant to which the fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

      o Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during the fund's initial public offering of shares and that meet certain other conditions described in its prospectus

      In addition, reduced sales charges on Class A shares are available through the combined purchase plan or through rights of accumulation described below. Class A share purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed. This contingent deferred sales charged is waived if you are eligible to invest in certain offshore investment pools offered by PaineWebber, your shares are sold before March 31, 2000 and the proceeds are used to purchase interests in one or more of these pools (see below).

      COMBINED PURCHASE PRIVILEGE-CLASS A SHARES. Investors and eligible groups of related fund investors may combine purchases of Class A shares of the fund with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the table of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the fund and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

      An "eligible group of related fund investors" can consist of any combination of the following:

      (a) an individual, that individual's spouse, parents and children;

      (b) an individual and his or her Individual Retirement Account ("IRA");

      (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

      (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by individual(s);

      (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

      (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

      (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

      (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

      RIGHTS OF ACCUMULATION-CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related fund investors (as defined above) are permitted to purchase Class A shares of the fund among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

      REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares of the fund may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption
proceeds.   Gain  on  a  redemption   is  taxable   regardless  of  whether  the
reinstatement privilege is exercised, although a loss arising out of a redemption might not be deductible under certain circumstances. See "Taxes" below.

      PURCHASES OF CLASS Y SHARES THROUGH THE PACE MULTI ADVISOR PROGRAM. An investor who participates in the PACE Multi Advisor Program is eligible to purchase Class Y shares. The PACE Multi Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee. Please contact your PaineWebber Financial Advisor or PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACE Multi Advisor Program.

      PURCHASES OF CLASS A SHARES THROUGH THE PAINEWEBBER INSIGHTONESM PROGRAM. Investors who purchase shares through the PaineWebber InsightOnesm Program are eligible to purchase Class A shares without a sales load. The PaineWebber InsightOnesm Program offers a non-discretionary brokerage account to PaineWebber clients for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.

      NON-RESIDENT ALIEN WAIVER OF CONTINGENT DEFERRED SALES CHARGE FOR CLASS A AND C SHARES. Until March 31, 2000, investors who are non-resident aliens will be able to sell their fund shares without incurring a contingent deferred sales charge, if they use the sales proceeds to immediately purchase shares of certain offshore investment pools available through PaineWebber. The fund will waive the contingent deferred sales charge that would otherwise apply to a sale of Class A or Class C shares of the fund. Fund shareholders who want to take advantage of this waiver should review the offering documents of the offshore investment pools for further information, including investment minimums, and fees and expenses. Shares of the offshore investment pools are available only in those jurisdictions where the sale is authorized and are not available to any U.S. person, including, but not limited to, any citizen or resident of the United States, and U.S. partnership or U.S. trust, and are not available to residents of certain other countries. For more information on how to take advantage of the deferred sales charge waiver, investors should contact their PaineWebber Financial Advisors.

      ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the fund may be exchanged for shares of the corresponding class of most other PaineWebber mutual funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

      If conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.

      The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time.

      SERVICE ORGANIZATIONS. The fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form." The fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

      AUTOMATIC INVESTMENT PLAN. Participation in the Automatic Investment Plan enables an investor to use the technique of "dollar cost averaging." When an investor invests the same dollar amount each month under the Plan, the investor will purchase more shares when the fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.

      SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

      o Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

      Withdrawals under the systematic withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan during the first year under the Plan. Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

      An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the systematic withdrawal plan) less aggregate redemptions made other than pursuant to the systematic withdrawal plan is less than $5,000 for Class A and Class C shareholders. Purchases of additional shares of the fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities. On or about the 20th of each month for monthly, quarterly, semi-annual or annual plans, PaineWebber will arrange for redemption by the fund of sufficient fund shares to provide the withdrawal payments specified by participants in the fund's systematic withdrawal plan. The payments generally are mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but sale proceeds, with the tax consequences described under "Dividends and Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber Financial Advisors, correspondent firms or PFPC at 1-800-647-1568.

      INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs are available through PaineWebber in which purchases of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

      TRANSFER OF ACCOUNTS. If investors holding shares of the fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLANSM
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(REGISTERED) (RMA)(REGISTERED)

      Shares of PaineWebber mutual funds, including the fund (each a "PW Fund" and, collectively, the "PW funds") are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder continually to invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

      To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan.

Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

      The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

      PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, deemphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of low share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

      PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

      o monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard(R) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

      o  comprehensive     year-end     summary    statements     that   provide
         information on account activity for use in tax planning and tax return preparation;

      o  automatic  "sweep"   of  uninvested  cash into the RMA  accountholder's
         choice of one of the six RMA money market funds-- RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

      o check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

      o old MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

      o unlimited electronic funds transfers and bill payment service for an additional fee;

      o 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

      o expanded account protection to the net equity securities balance in the event of the liquidation of PaineWebber. This protection does not apply to shares of the PW Funds that are held directly at PFPC and not through PaineWebber; and

      o automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

      The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                               VALUATION OF SHARES

      The fund determines its net asset value per share separately for each class of shares normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on each Business Day, which is defined as each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ("Nasdaq") normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the board.

                             PERFORMANCE INFORMATION

      The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      TOTAL  RETURN   CALCULATIONS.   Average   annual  total  return   quotes
("Standardized Return") used in the fund's Performance Advertisements are calculated according to the following formula:

             P(1 + T)n  =  ERV
     where:           P =  a hypothetical initial payment of $1,000 to purchase
                           shares of a specified class
                      T = average annual total return of shares of that class n = number of years
                    ERV =  ending redeemable value of a hypothetical $1,000
                           payment at the beginning of that period.

      Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 2.5% sales charge is deducted from the initial $1,000 payment and, for Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

      The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

      The  following  table  shows   performance   information  for  the  fund's
outstanding shares for the life of each class.

  CLASS                          CLASS A      CLASS C     CLASS Y
(INCEPTION DATE)                (10/2/98)    (10/7/98)   (12/31/97)

Year ended May 31, 1999
    Standardized Return.........    N/A         N/A        20.30%
    Non-Standardized Return.....    N/A         N/A        20.30%

Inception to May 31, 1999:
    Standardized Return.........  28.84%       30.77%      35.89%
    Non-Standardized Return.....  32.15%       31.77%      35.89%


      OTHER INFORMATION. In Performance Advertisements, the fund may compare its Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), with the performance of recognized stock and other indices, including (but not limited to) the S&P 500 Index, the Dow Jones Industrial Average, the International Finance Corporation Global Total Return Index, the Nasdaq Composite Index, the Russell 2000 Index, the Wilshire 5000 Index, the Lehman Bond Index, the Lehman Brothers 20+ Year Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, other similar Lehman Brothers indices or components thereof, 30-year and 10-year U.S. Treasury bonds, the Morgan Stanley Capital International Perspective Indices, the Morgan Stanley Capital International Energy Sources Index, the Standard & Poor's Oil Composite Index, the Morgan Stanley Capital International World Index, the Salomon Smith Barney Non-U.S. Dollar Index, the Salomon Smith Barney Non-U.S. World Government Bond Index, the Salomon Smith Barney World Government Index, other similar Salomon Smith Barney indices or components thereof and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST AND THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

      The fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the fund investment are reinvested in additional fund shares, any future income or capital appreciation of the fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of the fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The fund may also generally discuss or illustrate the increasingly popular benefits of investing through an index fund, such as immediate diversification; convenience; relatively lower portfolio turnover and expected transaction costs; and the likelihood that lower portfolio turnover will result in otherwise higher after-tax returns.

      The fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the fund are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. The fund invests primarily in common stocks. An investment in the fund involves greater risks than an investment in either a money market fund or a CD.

      The fund may also compare its performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago*.


                          IBBOTSON CHART PLOT POINTS

    Chart showing performance of S&P 500, long-term U.S. government bonds, Treasury Bills and inflation from 1928 through 1998

  YEAR    COMMON STOCKS   LONG-TERM GOV'T BONDS   INFLATION/CPI   TREASURY BILLS
  1928       $22,039             $11,751               $9,553         $11,028
  1929       $20,184             $12,153               $9,572         $11,552
  1930       $15,158             $12,719               $8,994         $11,831
  1931        $8,588             $12,044               $8,138         $11,957
  1932        $7,885             $14,072               $7,300         $12,072
  1933       $12,142             $14,062               $7,337         $12,108
  1934       $11,967             $15,473               $7,486         $12,128
  1935       $17,672             $16,243               $7,710         $12,148
  1936       $23,667             $17,465               $7,803         $12,170
  1937       $15,376             $17,505               $8,045         $12,208
  1938       $20,161             $18,473               $7,822         $12,205
  1939       $20,079             $19,570               $7,784         $12,208
  1940       $18,115             $20,762               $7,859         $12,208
  1941       $16,015             $20,955               $8,623         $12,215
  1942       $19,273             $21,630               $9,424         $12,248
  1943       $24,265             $22,080               $9,721         $12,291
  1944       $29,057             $22,700               $9,926         $12,331
  1945       $39,645             $25,136              $10,150         $12,372
  1946       $36,446             $25,111              $11,993         $12,415
  1947       $38,527             $24,453              $13,074         $12,478
  1948       $40,646             $25,284              $13,428         $12,579
  1949       $48,283             $26,915              $13,186         $12,717
  1950       $63,594             $26,931              $13,950         $12,870
  1951       $78,869             $25,873              $14,769         $13,061
  1952       $93,357             $26,173              $14,899         $13,278
  1953       $92,433             $27,126              $14,991         $13,520
  1954      $141,071             $29,076              $14,916         $13,636
  1955      $185,594             $28,701              $14,971         $13,850
  1956      $197,768             $27,097              $15,399         $14,191
  1957      $176,449             $29,118              $15,864         $14,636
  1958      $252,957             $27,345              $16,144         $14,862
  1959      $283,211             $26,727              $16,386         $15,300
  1960      $284,542             $30,410              $16,628         $15,707
  1961      $361,055             $30,705              $16,740         $16,042
  1962      $329,535             $32,820              $16,944         $16,480
  1963      $404,669             $33,217              $17,223         $16,994
  1964      $471,359             $34,383              $17,428         $17,596
  1965      $530,043             $34,627              $17,763         $18,287
  1966      $476,721             $35,891              $18,358         $19,158
  1967      $591,038             $32,597              $18,916         $19,964
  1968      $656,407             $32,512              $19,809         $21,004
  1969      $600,613             $30,863              $21,019         $22,386
  1970      $624,697             $34,601              $22,173         $23,846
  1971      $714,091             $39,179              $22,918         $24,893
  1972      $849,626             $41,408              $23,700         $25,849
  1973      $725,071             $40,948              $25,785         $27,640
  1974      $533,144             $42,730              $28,931         $29,851
  1975      $731,474             $46,661              $30,956         $31,582

  YEAR    COMMON STOCKS   LONG-TERM GOV'T BONDS   INFLATION/CPI   TREASURY BILLS
  1976      $905,565             $54,500              $32,442         $33,193
  1977      $840,364             $54,118              $34,648         $34,886
  1978      $895,828             $53,469              $37,767         $37,398
  1979    $1,060,661             $52,827              $42,790         $41,287
  1980    $1,404,315             $50,767              $48,096         $45,911
  1981    $1,335,504             $51,732              $52,376         $52,660
  1982    $1,621,301             $72,631              $54,419         $58,190
  1983    $1,986,094             $73,139              $56,487         $63,310
  1984    $2,111,218             $84,476              $58,746         $69,515
  1985    $2,791,030            $110,664              $60,979         $74,867
  1986    $3,307,371            $137,776              $61,649         $79,509
  1987    $3,479,354            $134,056              $64,362         $83,882
  1988    $4,063,885            $147,060              $67,194         $89,167
  1989    $5,344,009            $173,678              $70,285         $96,657
  1990    $5,173,001            $184,446              $74,572        $104,196
  1991    $6,750,766            $220,044              $76,884        $110,031
  1992    $7,270,575            $237,867              $79,114        $113,882
  1993    $7,996,906            $281,159              $81,250        $117,185
  1994    $8,101,665            $259,229              $83,443        $121,755
  1995   $10,507,050            $313,511              $85,404        $126,856
  1996   $13,710,736            $337,286              $88,451        $135,380
  1997   $18,274,382            $363,828              $90,067        $142,494
  1998   $23,495,420            $441,777              $91,513        $149,416

The chart is shown for illustrative purposes only and does not represent either fund's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant and negative returns have been experienced in certain markets from time to time. Stocks are measured by the S&P 500, an unmanaged weighted index comprising 500 widely held common stocks and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risks.
Returns shown for long-term government.

* Source: Stocks, Bonds, Bills and Inflation 1999 Yearbook(TM) Ibbotson Assoc., Chi. (annual updates work by Roger G. Ibbotson & Rex A. Sinquefield).

      The chart is shown for illustrative purposes only and does not represent the fund's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in certain markets from time to time. Stocks are measured by the S&P 500 Index, an unmanaged weighted index comprising 500 widely held common stocks and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on U.S. Treasury bonds with 20-year maturities. Inflation is measured by the Consumer Price Index. The indexes are unmanaged and are not available for investment.

      Over time, although subject to greater risks and higher volatility, stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From 1925 to 1998, stocks beat all other traditional asset classes. A $10,000 investment in the S&P 500 grew to $23,495,420, significantly more than any other investment.

                                      TAXES

      BACKUP WITHHOLDING. The fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or PaineWebber with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

      SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of the fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if the fund's shares are bought within 30 days before or after selling other shares of the fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

      SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the PaineWebber mutual fund shares subsequently acquired.

      QUALIFICATION AS A REGULATED INVESTMENT COMPANY. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If the fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on its taxable income for that year (even if it distributed that income to its shareholders) and (b) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      OTHER INFORMATION. Dividends and other distributions declared by the fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the distributions are paid by the fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      A portion of the dividends from the fund's investment company taxable income (whether paid in cash or additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

      If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

      The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      The use of hedging strategies involving Derivative Instruments, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from options and futures contracts derived by the fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

      The foregoing is only a general summary of some of the important federal tax considerations generally affecting the fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the fund's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the fund and to dividends and other distributions therefrom.

                                OTHER INFORMATION

      DELAWARE BUSINESS TRUST. The Trust is an entity of the type commonly known as a Delaware business trust. Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of the fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or the fund. However, the Trust's trust instrument disclaims shareholder liability for acts or obligations of the Trust or its series (the fund) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from the fund's property for all losses and expenses of any series shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

      CLASSES OF SHARES. A share of a class of the fund represents an identical interest in its investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the fund will affect the performance of those classes. Each share of the fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of the fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, C and Y shares will differ.

      VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the fund (so long as it is the sole series of the Trust) may elect all of the trustees of the Trust. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class.

      The fund does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of the trustee at the written request of holders of 10% of the outstanding shares of the Trust.

      CLASS-SPECIFIC EXPENSES. The fund may determine to allocate certain of its expenses to the specific classes of the fund's shares to which those expenses are attributable. For example, the fund's Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

      CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

      ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Mitchell Hutchins or the fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, which is determined, composed, and calculated by S&P without regard to Mitchell Hutchins or the fund. S&P has no obligation to take the needs of Mitchell Hutchins or the shareholders of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the timing of the issuance or sale of the fund's shares or the determination or calculation of the equation by which shares of the fund are priced or converted into cash. S&P has no obligation or liability in connection with the administration of the fund or the marketing or sale of the fund's shares.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

      COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the fund. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

      AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the fund.

                              FINANCIAL STATEMENTS

      The fund's Annual Report to Shareholders for the period ended May 31, 1999 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

YOU SHOULD RELY  ONLY   ON THE INFORMATION  CONTAINED OR
REFERRED TO     IN THE PROSPECTUS AND THIS  STATEMENT OF
ADDITIONAL   INFORMATION.  THE FUND  AND ITS DISTRIBUTOR
HAVE NOT  AUTHORIZED   ANYONE TO    PROVIDE   YOU   WITH
INFORMATION THAT IS DIFFERENT.  THE  PROSPECTUS AND THIS
STATEMENT   OF ADDITIONAL INFORMATION   ARE NOT AN OFFER
TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE
FUND  OR ITS DISTRIBUTOR  MAY NOT  LAWFULLY  SELL  THOSE
SHARES.



                            ------------                             PAINEWEBBER
                                                              S&P 500 INDEX FUND











                                             STATEMENT OF ADDITIONAL INFORMATION
                                                              SEPTEMBER 30, 1999




                                                                     PAINEWEBBER





(COPYRIGHT)1999 PaineWebber Incorporated